EXHIBIT 10.23

                          TERMINATION OF
                     ASSIGNMENT OF INSURANCES

       THIS AGREEMENT dated as of November 29, 1995, among Reading & Bates (A) Pty. Ltd., a corporation organized and existing under the laws of the State of Western Australia ("Assignor") and Bank One, Texas, N.A., a national banking association, as Trustee (the "Assignee").

                       W I T N E S S E T H:

       WHEREAS, pursuant to that Amended and Restated Credit Facility Agreement dated April 27, 1995 (the "Restated Credit Agreement") among the Borrowers (as defined therein) (including Assignor) and Internationale Nederlanden Bank, N.V. (the "Lender") the Lender agreed to provide funding to the Borrowers in the aggregate principal amount of up to $65,000,000; and

       WHEREAS, the  Assignor, as  security for  its obligations
  under  the  Restated  Credit  Agreement,  entered  into   that
  Assignment of Insurances dated April 27, 1995 (as amended, from time to time, the "Assignment");

       WHEREAS, the Borrowers and the Lender have agreed to terminate the Restated Credit Agreement and for Lender to release all collateral given in security for the obligations of the Borrowers, including this Assignment, as follows.

       NOW THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Assignee, upon instructions of the Lender, agrees to terminate and release the Assignment, effective as of the date hereof, as follows.

       1. The Assignment is terminated, effective as of the date hereof, and the Assignor is released from any and all obligations thereunder.

       2. The Trustee agrees to execute and deliver to the Assignor any and all UCC-3 Termination Statements for filing in all relevant jurisdictions.

       All capitalized terms used herein but not defined herein shall have the meanings given to them in the Assignment.

  THIS  AGREEMENT   SHALL  BE  GOVERNED  BY   AND  CONSTRUED  IN
  ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK AND
  MAY  NOT  BE AMENDED  OR CHANGED  EXCEPT  BY AN  INSTRUMENT IN
  WRITING.

       IN WITNESS WHEREOF, the parties hereto have duly executed this Termination Agreement on the date first written above.


                                READING & BATES (A) PTY. LTD.


                                By:
                                     Name:
                                     Title:


                                BANK ONE, TEXAS, N.A., as Trustee


                                By:
                                     Name:
                                     Title: